SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 14, 2003

                              BOUNDLESS CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

       Delaware                    0-17977                    13-3469637
       State of                    Commission                 IRS Employer
       Incorporation               File Number                I.D. Number

                   100 Marcus Blvd., Hauppauge, New York 11788
                     Address of principal executive offices

                  Registrant's telephone number: (631) 342-7400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 4: Changes in Registrant's Certifying Accountant

      On March 14, 2003, BDO Seidman, LLP ("BDO") informed Boundless Corporation (the "Company") that BDO was resigning its position as the Company's independent accountant.

      In its report dated March 14, 2002 on the consolidated financial statements and schedules of Boundless Corporation and Subsidiaries, which report is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, BDO included an explanatory paragraph regarding the Company's ability to continue as a going concern.

      During each of the two fiscal years ended December 31, 2001 and the subsequent interim periods preceding BDO's resignation, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits

(c) Exhibits

      Exhibit 16.1 Letter, dated April 2, 2003, from BDO to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2003

                                              BOUNDLESS CORPORATION

                                              By: /s/ Joseph Gardner
                                                 ----------------------------
                                              Name:  Joseph Gardner,
                                              Title: Vice President - Finance


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